UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2015

Peoples Bancorp of North Carolina, Inc.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina
(State or Other Jurisdiction of Incorporation)

000-27205	56-2132396
(Commission File No.)	(IRS Employer Identification No.)

518 West C Street, Newton, North Carolina	28658
(Address of Principal Executive Offices)	(Zip Code)

(828) 464-5620
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Peoples Bancorp of North Carolina, Inc.

INDEX

Page
Item 4.01 - Change in Registrant's Certifying Accountant	3

Item 9.01 - Financial Statements and Exhibits	3

Signatures	4

Exhibit 16.1 - Letter regarding change in certifying accountant	5

Item 4.01.	Changes in Registrant's Certifying Accountant

The Audit Committee (the “Committee”) of the Board of Directors of Peoples Bancorp of North Carolina, Inc. (the “Company”) recently completed a competitive review of independent registered public accounting firms to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  As a result of this review and careful deliberation, on June 18, 2015, the Committee approved the engagement of Elliott Davis Decosimo, PLLC (“Elliott Davis”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. On June 19, 2015, the Company informed Elliott Davis of the Committee’s decision effective as of that date.  On June 19, 2015 the Company informed Porter Keadle Moore, LLC ("PKM"), the Company's independent registered public accounting firm for the fiscal years ended December 31, 2014 and 2013 and from January 1, 2015 through June 19, 2015, that it was dismissed as the Company’s independent registered public accounting firm effective as of that date.

The audit report on the financial statements of the Company as of and for the fiscal years ended December 31, 2014 and 2013 issued by PKM did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2014 and 2013, and from January 1, 2015 through June 19, 2015, (1) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and PKM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PKM, would have caused PKM to make reference thereto in its report on the Company’s financial statements for such periods, and (2) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided PKM with a copy of this Current Report on Form 8-K before it was filed and requested that PKM furnish it with a letter addressed to the Securities Exchange Commission stating whether PKM agrees with the above statements. A copy of PKM’s letter, dated June 23, 2015, is filed as Exhibit 16.1 hereto.

During the Company’s two most recent fiscal years ended December 31, 2014 and 2013, the Company did not consult Elliott Davis in regards to the Company’s financial statements, which were audited by PKM as its independent registered public accounting firm, with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on the Company’s financial statements or (3) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter, dated June 23, 2015, from Porter Keadle Moore, LLC to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP OF NORTH CAROLINA, INC.

Date: June 23, 2015	By:	/s/ A. Joseph Lampron, Jr.
A. Joseph Lampron, Jr.
Executive Vice President and Chief Financial Officer